SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 15, 2002 (November 13, 2002)
Date of Report (Date of earliest event reported)

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612
(Address of principal executive offices)

(785) 575-6300
(Registrant’s telephone number, including area code)

WESTAR ENERGY, INC.

Item 5.    Other Events

John C. Dicus has retired from our Board of Directors. A copy of our press release issued November 15, 2002 is attached to this report.

Item 7.    Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1—Press Release dated November 15, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	November 15, 2002	Westar Energy, Inc.

		By:	/S/ PAUL R. GEIST
Paul R. Geist, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 15, 2002